UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2700

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (416) 943-4065

Date of fiscal year end: December 31, 2016

Date of reporting period: January 1, 2016 – June 30, 2016

Item 1. Reports to Shareholders.

June 30, 2016

Sprott Focus Trust

2016 Semi–Annual

Review and Report to Stockholders

sprottfocustrust.com

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 5% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance

NAV Average Annual Total Returns

As of June 30, 2016 (%)

Fund	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	12.54	-2.50	5.40	2.93	4.46	8.25	N/A	9.20	11/1/96	[2]

INDEX
Russell 3000	3.62	2.14	11.13	11.60	7.40	6.09	7.96	7.84
[1]	Not annualized, cumulative Year-to-Date.
[2]	Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 1.203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

| 1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,

I am pleased to report that Sprott Focus Trust performed well during the first-half of 2016, posting a NAV increase of 12.54%, as well as share-price total-return of 14.11%. While these results compare favorably to the 3.62% total return of the Russell 3000 during the same period, we recognize work remains to return the fund’s long-term track record to top-tier status. Focus Trust’s one-, three- and five-year NAV returns of -2.5%, 5.4% and 2.9% still lag the Russell 3000’s respective returns of 2.1%, 11.1% and 11.6%. Additionally, the fund’s 6/30/16 share-price discount-to-NAV of 14.40% remained well below the average 7% discount-to-NAV at which the fund’s shares have traded since I assumed management responsibilities during 2002. Importantly, for a variety of reasons which I will now discuss, I am especially optimistic about our fund’s prospects in future periods.

The year 2016 began poorly for most markets and asset classes. The Federal Reserve’s decision to begin a gradual tightening cycle this past December may have contributed to the worst two-week performance on record for U.S. equity markets at the start of a calendar year. The Fed’s judgment that the U.S. economy was strong enough for rate “lift off,” while most economic statistics remained sluggish, may have marked a tipping point for markets. In short order, expectations for four 2016 rate hikes evaporated to zero, then back to two in May and then back to zero by the end of June. The Federal Reserve’s recent attempts to orchestrate an interest rate “launch” could only make a North Korean general proud!

Importantly, market activity during the first half of 2016 reminds us of another seminal inflection point for value investing. The latter part of the 1990’s was perhaps the most challenging period for value investors prior to the more recent five-year stretch. It is painful to recall how the relative performance of small-cap value investing peaked in 1993. Large cap stocks then took the lead. By 1996, momentum stocks and then passive strategies gained favor as the equity bull market matured. Ultimately, the easy monetary policies of Alan Greenspan’s Fed during the 1998 Asian Crisis through the passage of Y2K helped fuel the infamous dot.com boom. Then in early 2000, when ATM’s and elevators continued to function properly, the Federal Reserve removed the monetary punch bowl. Everything changed in the first half of 2000, after which value-conscious buyers of quality businesses enjoyed exceptional absolute and relative performance for the next seven years. Indeed, on a relative basis, value strategies posted exceptional performance all the way through 2011. On prior occasions, I have communicated how similar the past five years have felt to our late 1990’s experience. Ideally, the “FANG” market phase is receding, and we are once again entering an environment in which active portfolio management and steadfast risk controls will generate superior returns.

Activity

During the first half of 2016, Focus Trust’s five most productive portfolio positions were Hochschild Mining, Cirrus Logic, Fresnillo, Randgold Resources, and Tahoe Resources. It is interesting to note that, other than Cirrus Logic (also a top portfolio performer during 2015), our lead contributors resided in the precious-metal sector. In fact, seven-of-ten top contributors to first-half 2016 performance are mining companies. Individual share-price gains ranged from 236.5% for Hochschild, to 66.2% for Franco-Nevada (tenth largest contributor to total portfolio performance). We have continued to trim individual precious-metal portfolio weightings throughout this dramatic year-to-date rerating. Given the inherent risks and volatility associated with precious-metal miners, we generally limit individual portfolio weightings in this sector to roughly two percent. We are pleased that our mining investments, after several years of frustrating performance, have finally begun to bear fruit. Currently, this industry sector (a subset of materials) comprises roughly 15% of portfolio assets and continues to contribute strongly to second-half portfolio performance.

Negative contributions to first-half portfolio performance were paced by Western Digital, Kennedy-Wilson Holdings, Westlake Chemical, Value Partners Group and Gilead Sciences. Because we are confident in the long-term opportunities of respective business fundamentals at these companies, we have utilized recent price declines to add to each of these positions, other than Western Digital. In the case of Western Digital, we have trimmed our holding (from a longstanding top-ten position) in reflection of one of our core investment disciplines — avoidance of excessive balance sheet leverage. We continue to view Western Digital’s long-term business fundamentals favorably, especially post the strategic acquisition of SanDisk Inc. (flash memory). As a leading provider of hardware to the cloud computing industry, Western has largely addressed nagging concerns about hard disk drive competition from solid state solutions. However, the SanDisk acquisition (coupled with withdrawal of a strategic capital investment from a third party), has increased Western’s balance-sheet leverage to a degree which precludes further investment, even in the case of a future share price decline. While others may find Western’s accretive deleveraging story compelling, we will confine Western Digital to a modest portfolio position until such time as the company’s metrics once again meet our specific standards.

We eliminated several portfolio holdings during the first half of 2016. Positions in Reliance Steel & Aluminum, Myriad Genetics, and Coach were liquidated, having achieved respective valuation targets. We retreated from our “precious-metal R&D” stake in GoldMoney Inc., in favor of increased weightings in our highest-conviction

2 | 2016 Semi-Annual Report to Stockholders

MANAGER’S DISCUSSION

precious-metal holdings. We also eliminated our Mosaic holding because the company’s aggressive share-buyback program had stretched balance sheet leverage to levels uncomfortable to us. Finally, Sprott Focus Trust liquidated its position in Sprott Inc. for issues related entirely to corporate governance. My ongoing roles as both Executive Vice President of Sprott, Inc., and Chairman of Sprott Asset Management USA, Inc., impose regulatory restrictions on free-trading of Sprott shares for the benefit of Focus Trust which could potentially, at some future date, conflict with my overarching fiduciary obligations to the Trust. Needless to say, sales of Sprott shares by the Trust in no way reflect my current views of Sprott’s corporate prospects, which I regard as especially bright.

During the first-half of 2016, we reinitiated three positions in the Trust portfolio: Gentex, Lam Research and Pan American Silver. Gentex is a leading supplier of rearview mirrors to the auto industry, and Lam Research is a leading producer of semiconductor capital equipment. Both companies are old favorites with remarkable histories of growth and financial prowess. As a leading, low-cost silver producer, we added Pan American Silver to the Sprott Focus Trust portfolio earlier this year. We have long histories of affiliation with each of these industry-leading companies, and are happy to have them back in the Trust lineup.

Top Contributions to Performance

Year-to-date through 6/30/2016 (%)1

Hochschild Mining plc	1.78
Cirrus Logic, Inc.	1.61
Fresnillo PLC	1.38
Randgold Resources Limited Sponsored ADR	1.17
Tahoe Resources Inc.	1.02
[1]	Includes dividends

Top Detractors from Performance

Year-to-date through 6/30/2016 (%)1

Western Digital Corp.	-1.10
Kennedy-Wilson Holdings, Inc.	-0.97
Westlake Chemical Corporation	-0.64
Value Partners Group Limited	-0.53
Gilead Sciences, Inc.	-0.46
[1]	Net of dividends

Examining 2016 performance by sector, Materials (including precious metals), Energy and Consumer Staples (mostly chicken and eggs in our portfolio) performed best, with respective contributions of 9.41%, 2.09% and 1.22%. On the negative side, Financials, Health Care and Industrials detracted by 1.21%, 0.78% and 0.04, respectively. Portfolio turnover approximated 14%.

Positioning

As of June 30, Sprott Focus Trust was nearly fully invested, with a cash position of 6.2%. The fund held forty-two positions, a somewhat concentrated posture given our stated intention of maintaining portfolio breadth between forty and fifty companies.

Our largest sector weighting remains Materials (19.44%), followed by Information Technology (16.10%), Consumer Discretionary (15.16%), and Financials (14.54%). Notably, we own no pure banks,

due to balance sheet leverage we regard as beyond our purview; we are underweight Health Care (2.78%), due to perceived overvaluation; and we are underweight Industrials (2.87%), because we feel our Materials overweighting displays shared characteristics.

Sprott Focus Trust remains positioned for economic growth, with an important hedge against potential stagnation and related monetary stimulus. While it has taken far longer than we would have anticipated for our precious-metal hedge to contribute positive portfolio performance, it appears that so far during 2016, investors are beginning to recognize the uncorrelated returns offered by precious metals and their high-quality producers.

Much has been written about the lack of capital investment at the corporate level. Nothing could be further from the truth with respect to our portfolio companies. While we enjoy the support of share-buybacks and expanding dividend policies at many of our portfolio companies, just as many of these companies have also been investing aggressively in their underlying businesses. Whether through continuous R&D expenditures for new products (Apple, Cirrus Logic, Gilead Sciences), or plant expansion and improvements (Sanderson Farms, Cal-Maine Foods, Westlake Chemical), our portfolio companies continue to invest aggressively for the future.

Additionally, many of our portfolio companies have identified opportunities in which it is more economical “to buy rather than build.” During the first half of 2016, no fewer than fifteen of our portfolio companies have announced or closed acquisitions, some of them large and transformative. We have already highlighted Western Digital’s acquisition of SanDisk Corp. In addition, MKS Instruments announced the acquisition of competitor Newport Corporation, Thor Industries announced the acquisition of leading rival Jayco, and Westlake Chemical’s opportunistic bid for Axiall Corp. was finally accepted. We believe these transactions will augment future growth at related portfolio companies at attractive valuations amid very low financing costs. One of the rewards of owning a portfolio of financially strong companies is to enjoy their ability to deploy that balance sheet strength during uncertain times.

Top 10 Positions

% of Net Assets

MKS Instruments, Inc.	4.8
Cirrus Logic, Inc.	4.6
Franklin Resources, Inc.	4.1
Apple Computer, Inc.	4.0
Sanderson Farms, Inc.	3.9
Gamestop Corp.	3.7
Cal-Maine Foods, Inc.	3.6
Kennedy-Wilson Holdings, Inc.	3.4
Thor Industries, Inc.	3.2
Helmerich & Payne, Inc.	2.8

2016 Semi-Annual Report to Stockholders | 3

MANAGER’S DISCUSSION

Portfolio Sector Breakdown

% of Net Assets

Materials	19.4
Information Technology	16.1
Consumer Discretionary	15.2
Financials	14.5
Consumer Staples	11.8
Energy	11.1
Cash and Cash Equivalents	6.2
Industrials	2.9
Health Care	2.8

Outlook

The year 2016 began with “lift-off” turning into “sell-off.” Official policies intended to weaken major currencies (Japan, ECB) produced virtually opposite results. A troubling percentage of global sovereign bonds have traded to negative yields. Somewhat surprisingly, the U.S. dollar has not run away to the upside and China has refused to implode. The under-reported growth of global nationalistic tendencies has become apparent, first in the unforeseen success of Donald Trump and then in the surprising outcome of the Brexit vote in the U.K. Recent events suggest the world is becoming increasingly unpredictable — and markets even more so. Anticipating future events seems harder than ever, as evidenced by poor performance of the best and brightest hedge funds. More than ever, we believe the most productive investment approach is to react to unfolding events on a rational and intelligent basis, rather than the popular tendency to try to predict future outcomes. Recognizing that equity markets, by many popular measures, appear richly valued, and conceding that many global macro variables are currently registering “stress” readings, we continue to identify what we believe to be attractive long-term investment opportunities. We prefer to invest in equities of well-managed, financially strong companies, while investor consensus continues to gravitate toward index funds and ETF’s.

Surely, the second half of 2016 will provide more surprises — volatility is here to stay. The good news so far this year is that while corrections have been steep, recoveries have been swift and far more inclusive than during 2015. Value, as a discipline, seems to be recovering on a relative basis, and our proclivities for hard-asset themes are once again gaining traction. We are excited about opportunities for our portfolio companies during the balance of 2016, and we look forward to returning our long-term performance to prior heights.

Portfolio Diagnostics

Fund Net Assets	$180 million
Number of Holdings	42
2016 Semi-Annual Turnover Rate	14%
Net Asset Value	$7.50
Market Price	$6.42
Average Market Capitalization[1]	$4,938 million
Weighted Average P/E Ratio[2,3]	14.9x
Weighted Average P/B Ratio[2]	2.0x
Weighted Average Yield	2.17%
Weighted Average ROIC	15.12%
Weighted Average Leverage Ratio	1.85x
Holdings ≥75% of Total Investments	28
U.S. Investments (% of Net Assets)	64.89
Non-U.S. Investments (% of Net Assets)	28.94

Discount

During the first half of 2016, we were pleased to observe modest narrowing of Focus Trust’s discount to its Net Asset Value. We hope this reflects both strong relative performance, as well as increased shareholder awareness of our progress. There are no guarantees, but we will work hard to continue this trend.

As always please feel free to call or email with questions or comments. We always enjoy talking to our fellow shareholders.

Sincerely,

Whitney George

4 | 2016 Semi-Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE FUND NAV XFUNX

Performance1

Average Annual Total Return (%) Through 6/30/16

	JAN-JUN 2016*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (11/1/96)
FUND (NAV)	12.54	-2.50	5.40	2.93	4.46	8.25	9.20

*	Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods1

15 Years through 6/30/16

On a monthly rolling basis, the Fund outperformed the Russell 3000 in 81% of all 10-year periods; 71% of all 5-year periods; 61% of all 3-year periods; and 55% of all 1-year periods.

*	Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/96)1

Cumulative Performance of Investment2

[1]	Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.
[2]	Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.
[3]	Reflects the actual month-end market price movement of one share as it has traded on the Nasdaq.

Calendar Year Total Returns (%)

YEAR	FUND (NAV)
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.SprottFocusTrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in a larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 4, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2016 to date.

2016 Semi-Annual Report to Stockholders | 5

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.145		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Year-to-date distribution total $0.19		6.208	142	35,627	30,496
6/30/2016		$7,044		4,750

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of the period end, after reinvestment of distributions.
[3]	Includes a return of capital.

6 | 2016 Semi-Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Fund’s investment adviser is absorbing all commissions on optional cash purchases under the Plans through June 30, 2016.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Fund’s investment adviser is absorbing all commissions on optional sales under the Plan through December 31, 2016. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170 College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2016 Semi-Annual Report to Stockholders | 7

Sprott Focus Trust	June 30, 2016 (unaudited)

Schedule of Investments
Common Stocks – 93.8%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.2%
AUTO COMPONENTS – 1.4%
Gentex Corp.	165,000	$2,549,250

AUTOMOBILES – 3.2%
Thor Industries, Inc.	90,000	5,826,600

HOUSEHOLD DURABLES – 3.9%
Century Communities, Inc.[1]	180,000	3,121,200
Garmin Ltd.[2]	90,000	3,817,800

		6,939,000

SPECIALTY RETAIL – 6.7%
Buckle, Inc. (The)[2]	135,000	3,508,650
Chico’s FAS, Inc.	170,000	1,820,700
GameStop Corp. Cl. A2	250,000	6,645,000

		11,974,350
Total (Cost $27,533,370)		27,289,200

CONSUMER STAPLES – 11.8%
FOOD PRODUCTS – 9.8%
Cal-Maine Foods, Inc.[2]	145,000	6,426,400
Industrias Bachoco SAB de CV ADR[2]	85,000	4,199,000
Sanderson Farms, Inc.[2]	80,000	6,931,200

		17,556,600

PERSONAL PRODUCTS – 2.0%
Nu Skin Enterprises, Inc. Cl. A	80,000	3,695,200
Total (Cost $15,585,510)		21,251,800

ENERGY – 11.1%
ENERGY EQUIPMENT & SERVICES – 8.8%
Helmerich & Payne, Inc.[2]	75,000	5,034,750
Pason Systems, Inc.[2]	320,000	4,423,701
TGS Nopec Geophysical Co. ASA	150,000	2,452,813
Unit Corp.[1]	250,000	3,890,000

		15,801,264

OIL, GAS & CONSUMABLE FUELS – 2.3%
Exxon Mobil Corp.	45,000	4,218,300
Total (Cost $18,591,110)		20,019,564

FINANCIALS – 14.8%
CAPITAL MARKETS – 7.8%
Ashmore Group plc[2]	950,000	3,846,117
Franklin Resources, Inc.[2]	220,000	7,341,400
Value Partners Group Ltd.	3,000,000	2,783,501

		13,971,018

DIVERSIFIED FINANCIAL SERVICES – 2.0%
Berkshire Hathaway, Inc. Cl. B1	25,000	3,619,750

REAL ESTATE MANAGEMENT & DEVELOPMENT – 5.0%
FRP Holdings, Inc.[1]	70,000	2,415,000
Kennedy-Wilson Holdings, Inc.	350,000	6,636,000

		9,051,000
Total (Cost $24,011,832)		26,641,768

HEALTH CARE – 2.8%
BIOTECHNOLOGY – 2.8%
Gilead Sciences, Inc.	60,000	5,005,200
Total (Cost $5,945,720)		5,005,200

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS – 2.9%
CONSTRUCTION & ENGINEERING – 1.4%
Jacobs Engineering Group, Inc.[1]	50,000	$2,490,500

MARINE – 1.5%
Clarkson plc[2]	90,000	2,667,258
Total (Cost $4,767,953)		5,157,758

INFORMATION TECHNOLOGY – 16.1%
COMPUTERS & PERIPHERALS – 6.2%
Apple, Inc.	75,000	7,170,000
Western Digital Corp.	85,000	4,017,100

		11,187,100

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 9.9%
Cirrus Logic, Inc.[1]	215,000	8,339,850
Lam Research Corp.[2]	10,000	840,600
MKS Instruments, Inc.	200,000	8,612,000

		17,792,450
Total (Cost $19,532,449)		28,979,550

MATERIALS – 19.1%
CHEMICALS – 2.4%
Westlake Chemical Corp.	100,000	4,292,000

METALS & MINING – 16.7%
Agnico Eagle Mines Ltd.[2]	55,000	2,942,500
Ferroglobe plc.	360,000	3,099,600
Fortuna Silver Mines, Inc.[1]	360,000	2,512,800
Franco-Nevada Corp.	30,000	2,281,800
Fresnillo plc	165,000	3,646,370
Hochschild Mining plc[1]	950,000	2,279,283
Major Drilling Group International, Inc.	380,000	2,300,089
Pan American Silver Corp.	180,000	2,961,000
Randgold Resources Ltd. ADR[2]	20,000	2,240,800
Seabridge Gold, Inc.[1]	185,000	2,715,800
Tahoe Resources, Inc.	210,000	3,145,246

		30,125,288
Total (Cost $25,998,210)		34,417,288

TOTAL COMMON STOCKS
(Cost $141,966,154)		168,762,128

8 | 2016 Semi-Annual Report to Stockholders

Sprott Focus Trust (continued)

Schedule of Investments (continued)

	SHARES	VALUE

REPURCHASE AGREEMENT – 6.5%
Fixed Income Clearing Corporation, 0.03% dated 6/30/16, due 7/1/16, maturity value $11,631,010 (collateralized by a U.S. Treasury Note, 1.625% due 04/30/19, valued at $11,864,727)		$11,631,000
Total (Cost $11,631,000)		11,631,000

SECURITIES LENDING COLLATERAL – 20.0%
State Street Navigator Securities Lending Prime Portfolio[3]	36,081,879	36,081,879
Total (Cost $36,081,879)		36,081,879

TOTAL INVESTMENTS – 120.3%
(Cost $189,679,033)		216,475,007

LIABILITIES LESS CASH AND OTHER ASSETS – (20.3)%		(36,485,488)

NET ASSETS – 100.0%		$179,989,519

[1]	Non-Income producing.
[2]	Security (or a portion of the security) is on loan. As of June 30, 2016, the market value of securities loaned was $40,528,364. The loaned securities were secured with cash collateral of $36,081,879 and non-cash collateral with a value of $4,725,649. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund with the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.
[3]	Represents an investment of securities lending cash collateral.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $190,049,749. At June 30, 2016, net unrealized appreciation for all securities was $26,425,258, consisting of aggregate gross unrealized appreciation of $36,172,018 and aggregate gross unrealized depreciation of $9,746,760.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2016 Semi-Annual Report to Stockholders | 9

Sprott Focus Trust	June 30, 2016 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value	$204,844,007
Repurchase agreements (at cost and value)	11,631,000
Foreign currencies at value	458
Cash	22,439
Receivable for investments sold	557,093
Receivable for dividends and interest	228,244
Receivable from investment advisor	23,714
Prepaid expenses and other assets	11,892
Total Assets	217,318,847
LIABILITIES:
Obligation to return securities lending collateral	36,081,879
Payable for investments purchased	735,606
Payable for investment advisory fee	144,078
Fund Shares Redeemed	149
Accrued expenses	367,616
Total Liabilities	37,329,328
Net Assets	$179,989,519
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 24,001,623 shares outstanding (150,000,000 shares authorized)	$155,806,816
Undistributed net investment income (loss)	2,667,984
Accumulated net realized gain (loss) on investments and foreign currency	(772,012)
Net unrealized appreciation (depreciation) on investments and foreign currency	26,787,794
Quarterly distributions	(4,501,063)
Net Assets (net asset value per share $7.50)	$179,989,519
Investments (excluding repurchase agreements) at identified cost	$178,048,033
Foreign Currencies at Cost	$456

10 | 2016 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Sprott Focus Trust	For The Six Months Ended June 30, 2016 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends (including dividends of $59,521 from affiliates)	$2,028,323
Foreign withholding tax	(43,722)
Interest	1,046
Securities lending	859,834
Total income	2,845,481
EXPENSES:
Investment advisory fees	826,831
Stockholders reports	45,097
Custody and transfer agent fees	24,916
Directors’ fees	13,290
Professional fees	167,555
Administrative and office facilities	30,419
Other expenses	28,108
Total expenses	1,136,216
Expense reimbursement	(144,019)
Net expenses	992,197
Net investment income (loss)	1,853,284
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	(604,682)
Foreign currency transactions	(27,526)
Affiliate transactions	(7,961)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	18,561,171
Other assets and liabilities denominated in foreign currency	2,168
Net realized and unrealized gain (loss) on investments and foreign currency	17,923,170
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$19,776,454

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2016 Semi-Annual Report to Stockholders | 11

Sprott Focus Trust

Statements of Changes in Net Assets

	SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)	YEAR ENDED DEC. 31, 2015

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,853,284	$2,586,504
Net realized gain (loss) on investments and foreign currency	(632,208)	3,892,791
In-Kind Redemptions	(7,961)	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency	18,563,339	(27,558,944)
Net increase (decrease) in net assets from investment operations	19,776,454	(21,079,649)
DISTRIBUTIONS:
Net investment income	—	(2,065,073)
Net realized gain on investments and foreign currency	—	(8,061,385)
Quarterly distributions[1]	(4,501,063)	—
Total Distributions	(4,501,063)	(10,126,458)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	2,597,586	5,574,083
Shares Redeemed	—	(149)
Total capital stock transactions	2,597,586	5,573,934
Net increase (decrease) in Net Assets	17,872,977	(25,632,173)
NET ASSETS
Beginning of period	162,116,542	187,748,715
End of period (including undistributed net investment income (loss) of $2,667,984 at 6/30/16 and $814,700 at 12/31/15)	$179,989,519	$162,116,542

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

12 | 2016 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Sprott Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED JUNE 30, 2016 (UNAUDITED)	YEAR ENDED DEC. 31, 2015	YEAR ENDED DEC. 31, 2014	YEAR ENDED DEC. 31, 2013	YEAR ENDED DEC. 31, 2012	YEAR ENDED DEC. 31, 2011
Net Asset Value, Beginning of Period	$6.87	$8.26	$8.68	$7.66	$7.36	$8.72
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08	0.11	0.07	0.05	0.06	0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	(1.02)	(0.04)	1.40	0.81	(0.86)
Total investment operations	0.93	(0.91)	0.03	1.45	0.87	(0.84)
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
Net investment income	—	—	—	—	(0.01)	—
Net realized gain on investments and foreign currency	—	—	—	—	(0.06)	(0.07)
Total Distributions to Preferred Stockholders	—	—	—	—	(0.07)	(0.07)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	$0.93	$(0.91)	$0.03	$1.45	$0.80	$(0.91)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	—	(0.10)	(0.08)	(0.05)	(0.04)	—
Net realized gain on investments and foreign currency	—	(0.34)	(0.34)	(0.35)	(0.42)	(0.29)
Return of capital	—	—	—	—	—	(0.12)
Quarterly distributions[2]	(0.19)	—	—	—	—	—
Total distributions to Common Stockholders	(0.19)	(0.44)	(0.42)	(0.40)	(0.46)	(0.41)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.11)	(0.04)	(0.03)	(0.03)	(0.04)	(0.04)
Total capital stock transactions	(0.11)	(0.04)	(0.03)	(0.03)	(0.04)	(0.04)
Net Asset Value, End of Period	$7.50	$6.87	$8.26	$8.68	$7.66	$7.36
Market Value, End of Period	$6.42	$5.80	$7.27	$7.62	$6.60	$6.30
TOTAL RETURN:[3]
Net Asset Value	12.54%[4]	(11.12)%	0.32%	19.73%	11.42%	(10.51)%
Market Value	14.11%[4]	(14.74)%	0.58%	21.99%	12.14%	(11.75)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%[5]	1.00%	1.00%	1.00%	1.14%	1.15%
Other operating expenses	0.37%[5]	0.26%	0.15%	0.17%	0.19%	0.18%
Net expenses[6]	1.20%[5]	1.19%	1.15%	1.17%	1.33%	1.33%
Expenses prior to balance credits	1.37%[5]	1.26%	1.15%	1.17%	1.33%	1.33%
Net investment income (loss)	2.24%[5]	1.41%	0.78%	0.63%	0.74%	0.27%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$179,990	$162,117	$187,749	$191,436	$163,588	$150,856
Liquidation Value of Preferred Stock, End of Period (in thousands)	$—	$—	$—	$—	$—	$25,000
Portfolio Turnover Rate	14%	34%	29%	23%	16%	33%
PREFERRED STOCK:
Total shares outstanding						1,000,000
Asset coverage per share	$—	$—	$—	$—	$—	$175.86
Liquidation preference per share	$—	$—	$—	$—	$—	$25.00
Average month-end market value per share	$—	$—	$—	$—	$—	$25.65

[1]	Calculated using average shares outstanding during the period.
[2]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[4]	Not annualized.
[5]	Annualized.
[6]	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17% and 1.16% for the years ended December 31, 2012 and 2011, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2016 Semi-Annual Report to Stockholders | 13

Sprott Focus Trust

Notes to Financial Statements

June 30, 2016 (unaudited)

Summary of Significant Accounting Policies:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Assett Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

At June 30, 2016, officers, employees of Sprott, Fund directors, and other affiliates owned 24% of the Fund.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at their net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of June 30, 2016 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$151,086,786	$17,675,342	$—	$168,762,128
Cash Equivalents	—	11,631,000	—	11,631,000
Securities Lending Collateral	36,081,879	—	—	36,081,879

14 | 2016 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

The Fund did not recognize any level transfers as of the period ended June 30, 2016. Transfers into and out of a level are typically recognized at the end of the reporting period.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

2016 Semi-Annual Report to Stockholders | 15

Sprott Focus Trust

Notes to Financial Statements (continued)

CAPITAL STOCK:

The Fund issued 418,942 and 851,444 shares of Common Stock as reinvestments of distributions for the fiscal period ended June 30, 2016 and the year ended December 31, 2015, respectively.

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $826,831 to Sprott for the period ended June 30, 2016.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the fiscal year ended June 30, 2016, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $23,061,754 and $27,617,156, respectively.

Investments in Affiliated Issuers:

The Fund may engage in certain transactions involving affiliates. The table below shows the investment activities involving affilliates during the reporting period:

Affiliated Issuer	Balance of Shares Held at 12/31/2015	Gross Purchases	Gross Sales	Balance of Shares Held at 6/30/2016	Dividend Income for period from 1/1/2016 to 6/30/2016	Net Realized Gain (Loss) for period from 1/1/2016 to 6/30/2016	Value of shares at 6/30/2016
Sprott, Inc.	1,609,700	—	(1,609,700)	—	$59,521	$(7,961)	$—

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of June 30, 2016, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Prime Portfolio, which is a 1940 Act money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Prime Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

As of June 30, 2016, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$40,528,364	$36,081,879	$4,725,649	$40,807,528

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$40,528,364	—	($40,528,364)	—

(a)	Represents market value of loaned securities at year end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of June 30, 2016, with a contractual maturity of overnight and continuous.

16 | 2016 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

Subsequent Events:

Management has evaluated the possibility of subsequent events existing in the Fund’s financial statements. Management has determined that there are no material events that would require adjustment or disclosure in the Fund’s financial statements through the date of the publication of this report.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website www.sprott.com and on the Securities and Exchange Commission’s website (www.sec.gov).

2016 Semi-Annual Report to Stockholders | 17

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2700, Toronto, Ontario, Canada M5J2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Age: 57  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Senior Portfolio Manager of Sprott Asset Management USA Inc. a registered investment adviser since March 2015. Prior thereto, Managing Director and Vice President of Royce & Associates, LLC, having been employed by Royce since October 1991.

Michael W. Clark, Director

Age: 55  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2016  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Barbara Connolly Keady, Director

Age: 52  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2017  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Director of New Business Development at Ceres Partners since 2010.

James R. Pierce, Jr., Director

Age: 58  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.

Scott Colbourne, President

Age: 52  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President of the Fund (since March, 2015); Co-Chief Investment Officer and Senior Portfolio Manager of Sprott Asset Management LP (since March, 2010).

Johann Lau, Treasurer

Age 49  |  Tenure: Since 2015

Principal Occupation(s) During Past 5 Years: Treasurer of Fund (since February, 2016); Vice President, Investment Administration of Sprott Asset Management LP (since June, 2012); Governance & Oversight, Investment Accounting of Gluskin Sheff & Associates Inc. (since January, 2011).

Thomas W. Ulrich, Secretary, Chief Compliance Officer

Age: 52  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of the Fund (since March, 2015); In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).

[1]	Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as Senior Portfolio Manager at Sprott Asset Management USA Inc., the Fund’s sub-adviser.

18 | 2016 Semi-Annual Report to Stockholders

Board Approval of Investment Advisory Agreements

Board Approval of Investment Advisory and Subadvisory Agreements for Sprott Focus Trust, Inc.

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 10, 2016, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders to approve the existing Investment Advisory Agreement by and between the Fund and Sprott Asset Management L.P. and the existing Investment Subadvisory Agreement by and among the Fund, Sprott Asset Management L.P., and Sprott Asset Management USA Inc. (the “Subadvisory Agreement” and, together with the Investment Advisory Agreement, the “Agreements”).

In connection with the Board’s review of the Agreements, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Directors”) requested, and Sprott Asset Management L.P. (“Sprott Asset”) and Sprott Asset Management USA Inc. (“Sprott USA” and, together with Sprott Asset, “Sprott”) provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	nature, extent and quality of services to be provided by Sprott, including background information on the qualifications and experience of key Sprott professional personnel that provide services to the Fund;
•	investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;
•	costs of the services provided, including comparative fee and expense information for registered investment companies similar to the Fund, and profits realized by Sprott; and
•	economies of scale.

In connection with the Board’s review of the Agreements, the Board, including its Independent Directors, at the June 10, 2016 meeting considered the matters set forth above and determined that the Agreements continue to be in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and the Board, including all of its Independent Directors, approved each of them.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940 (the “1940 Act”) as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Directors received materials in advance of the Board meeting from Sprott. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangements by and among the Fund, Sprott Asset, and Sprott USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided by Sprott Asset and Sprott USA

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the Agreements: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s 33 years of value investing experience and related track record; (iii) Mr. George’s significant ownership stake in the Fund; (iv) background information on the qualifications and experience of Sprott senior management and the key professional personnel that provide services to the Fund; and (v) Sprott’s experience in managing pooled investment vehicles and accounts and its related organizational capabilities.

Investment Performance

The Board recognized that the Fund uses a risk-averse, value approach to investing. The Board noted the Fund’s annualized total returns for the 1-year, 3-year and 5-year periods ended December 31, 2015 were -11.12%, -2.20% and 1.26%, respectively while those of the Russell 3000 Index for those same periods were 0.48%%, 14.74%, and 12.18%, respectively.

Factors that impacted the fund’s performance over 2015 included macro headlines of geopolitical developments and central bank policies. Increased volatility across all the market sectors in the second half of the year led to the Fund underperforming.

Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Mr. George, Sprott Asset, and Sprott USA had the necessary qualifications, experience and track record to manage the Fund. In light of the foregoing, the Directors determined that Sprott Asset continued to be the appropriate investment adviser for the Fund and that Sprott USA continue to be the appropriate investment subadviser for the Fund.

Cost of the Services Provided and Profits Realized by Sprott

The Board discussed with the Advisers the level of the advisory fee for the Fund relative to comparable funds. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the Fund’s peers. The Board noted that the fees were within range of closed-end funds with similar investment objectives and strategies. The Board found that the Fund’s advisory fee and net expense ratio were slightly higher than the peer funds’ average advisory fee and net expense ratio. With respect to profitability, the Board found the Adviser’s estimated profits earned by the Fund to be reasonable.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Board. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Subadvisory Agreement, concluding that having the Fund continue to receive services under the Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

2016 Semi-Annual Report to Stockholders | 19

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Sprott at June 30, 2016, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2016 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Fund may repurchase up to 5% of the issued and outstanding shares of its common stock during the year ending December 31, 2016. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330.

20 | 2016 Semi-Annual Report to Stockholders

Results of Stockholders Meeting

At a special meeting of stockholders held on February 26, 2015 (the “Special Meeting”), the Fund’s stockholders voted on the approval of new investment advisory and investment subadvisory agreements and on the election of directors. The following table sets forth the votes cast with respect to each matter voted on at the Special Meeting.

MATTER	VOTES FOR	VOTES AGAINST	VOTES WITHHELD
Approval of New Investment Advisory Agreement	12,114,596	225,888	56,942
Approval of New Investment Subadvisory Agreement	12,111,161	227,451	58,815
Election of Michael W. Clark as Director	14,538,427	378,063	—
Election of W. Whitney George as Director	14,524,755	391,735	—
Election of Barbara Connolly Keady as Director	14,523,326	393,164	—
Election of James R. Pierce, Jr. as Director	14,524,756	391,734	—

At an annual meeting of stockholders held on September 24, 2015 (the “Annual Meeting”), the Fund’s stockholders voted to elect W. Whitney George and James R. Pierce, Jr. as Class I directors. Michael W. Clark and Barbara Connolly Keady remained directors after the Annual Meeting. The following table sets forth the votes cast with respect to each matter voted on at the Annual Meeting:

MATTER	VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
Election of W. Whitney George as Director	20,171,267.968	310,475.233	0.000	0.000
Election of James R. Pierce, Jr. as Director	20,167,369.828	314,373.373	0.000	0.000

2016 Semi-Annual Report to Stockholders | 21

Contact Us

GENERAL INFORMATION

Additional Report Copies and

Prospectus Inquiries

(203) 656-2430

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

sprottfocustrust.com

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Scott Colbourne
Scott Colbourne
President

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Scott Colbourne	By:	/s/ Johann Lau
	Scott Colbourne		Johann Lau
	President (Principal Executive Officer)		Treasurer (Principal Financial Officer)

Date: August 26, 2016		Date: August 26, 2016